EXHIBIT 10.1

                           LOAN AND SECURITY AGREEMENT

     This LOAN AND SECURITY AGREEMENT is entered into as of March 19, 2003 by and between The 3DO Company, a California corporation ("Borrower"), and IIG Capital LLC, as agent for the IIG Trade Opportunities Fund, N.V. ("Lender").

                                    RECITALS

     A. Borrower has requested that Lender provide financial accommodations to Borrower as more fully set forth herein and in the Loan Documents.

     B. This  Agreement  is  entered  into and will be  performed  in the Chosen
State.

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Parties hereby agree as follows:

                                    AGREEMENT

     1 Certain Definitions and Index to Definitions.

         1.1 Accounting Terms. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP consistently applied.

         1.2 Definitions. All other terms contained in this Agreement which are not specifically defined herein shall have the meanings provided in the UCC to the extent the same are used herein. All references herein to the singular or plural shall also mean the plural or the singular, respectively. As used herein, the following terms shall have the following meanings:

               1.2.1 "Account Management Fee" - $1,500.00 per month.

               1.2.2 "Advances" - see Section 2.1.1 hereof.

               1.2.3 "Agreement" - this Loan and Security Agreement, together with all exhibits and schedules hereto, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced.

               1.2.4 "Allowable Amount" - the lesser of (i) the Borrowing Base less Availability Reserves, if any and (ii) the Maximum Amount.

               1.2.5 "Anniversary Date" - each date which is an anniversary of the date of this Agreement.

               1.2.6 "Audit Fee" - $15,000.00 per year or portion thereof.


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               1.2.7 "Avoidance  Claim" - any claim that any payment received by
Lender from or for the account of an Account Debtor is avoidable under the Bankruptcy Code or any other debtor relief statute.

               1.2.8 "Availability Reserves" - as of any date of determination, such amounts as Lender may from time to time establish and revise in good faith reducing the amount of Advances which would otherwise be available to Borrower hereunder:

                    1.2.8.1 To reflect events, conditions, contingencies or risks which, as determined by Lender in good faith, do or may reasonably be expected to affect either (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or prospects of Borrower or any Obligor, or (iii) the security interest and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof);

                    1.2.8.2 To reflect Lender's good faith belief that any financial information furnished by or on behalf of Borrower or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect; or

                    1.2.8.3 In respect of any state of facts that Lender determined in good faith constitutes an Event of Default or may reasonably be expected to, with notice or passage of time or both, constitute an Event of Default.

               1.2.9 "Average Unused Portion of Maximum Amount" - the Maximum Amount less the average Obligations that were outstanding during the immediately preceding month.

               1.2.10 "Balance Subject to Interest" - The sum of the unpaid balances of:

                    1.2.10.1 Advances;

                    1.2.10.2 Other payments made by Lender arising hereunder for which Borrower is liable to Lender.

               1.2.11 "Borrower" - see Preamble hereof.

               1.2.12 "Borrowing Base" - the sum of:

                    1.2.12.1 60% of the Net Face Amount of  Borrower's  Eligible
               Accounts, plus

                    1.2.12.2 the lesser of (i)  $2,000,000.00 or (ii) 25% of the value (determined at the lower of cost or market) of Borrower's Eligible Inventory.


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               1.2.13  "Borrowing Base  Certificate" - a request for an Advance, in a form acceptable to Lender.

               1.2.14 "Business Day" - any day which is not a Saturday, Sunday, or other day on which national banks are authorized or required to be closed.

               1.2.15 "Chosen State" - New York.

               1.2.16 "Claim" - a claim by an Account Debtor, of any defense, dispute, offset, counterclaim, or rights of return or cancellation with respect to any Account.

               1.2.17 "Clearance Days" - 3 banking days.

               1.2.18 "Collateral" - All Borrower's present and future Accounts, Chattel Paper, Goods (including Inventory and Equipment), Instruments, Investment Property, Documents, and General Intangibles, and the proceeds thereof.

               1.2.19 "Collateral Management Fee" - 0.4% per month of the average monthly balance of the gross face amount of the outstanding Accounts.

               1.2.20 "Contractual Termination Date" - The end of a Term.

               1.2.21 "Credit Accommodation" - any advance or other extension of credit by Lender to or on behalf of Borrower hereunder.


               1.2.22 "Default Rate" - 8% per annum in excess of the Interest Rate.


               1.2.23 "Default Waiver Fee" - $2,500.00.

               1.2.24 "Delinquent Account" - see Section 1.2.26.1.

               1.2.25 "Early Termination Fee" - the greater of (x) total interest for the immediately preceding three months, or (y) $300,000.00.

               1.2.26 "Eligible Account" - an Account, excluding the following:

                    1.2.26.1 Any Account which remain  uncollected for more than
               90 days from invoice date (each a "Delinquent Account");

                    1.2.26.2 Any Account due from an Account Debtor that is insolvent;

                    1.2.26.3 Any Account due from an Account  Debtor  affiliated with Borrower in any manner;

                    1.2.26.4 Any Account  which is not  unconditionally  due and owing;


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                    1.2.26.5  Any  Account  with  respect  to which the  Account
               Debtor is not a resident or citizen of, located in, or subject to service of process in, the United States, and which are not either (i) covered by credit insurance in form and amount, and by an insurer, satisfactory to Lender, or (ii) supported by one or more letters of credit issued by a financial institution, acceptable to Lender;

                    1.2.26.6 Any Account due from an Account Debtor who is any national, federal state or municipal government, including, without limitation, any instrumentality, division, agency, body or department thereof, except where the Account Debtor is bound to make payment directly to Lender;

                    1.2.26.7 That portion of Accounts due from an Account Debtor which is in excess of 25% percent of Borrower's aggregate dollar amount of all outstanding Accounts Receivable;

                    1.2.26.8 Accounts which are not free of all liens, encumbrances, charges, rights and interest of any kind, except liens in favor of Lender, subordinate liens existing as of the date of this Agreement, and subordinate liens hereafter acquired with Lender's consent, which consent shall not be unreasonably withheld;

                    1.2.26.9 Accounts which are supported or represented by a promissory note, post-dated check or letter of credit unless Lender holds a first perfected security interest therein;

                    1.2.26.10 Accounts that represent progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services;

                    1.2.26.11 Accounts for which Borrower is or may become indebted to the Account Debtor, except Accounts owing from an Account Debtor which has signed an estoppel letter acceptable to Lender whereby it agrees not to assert its claims against Borrower as a defense to payment of Accounts; and

                    1.2.26.12  Accounts which are  unsuitable as collateral,  as
               determined  by  Lender  in  the  exercise  of  its   commercially
               reasonable discretion.

               1.2.27 "Eligible Inventory" - Inventory of Borrower which is:

                    1.2.27.1 Subject to Lender's first, perfected security interest;

                    1.2.27.2 Not owned by Borrower for more than 60 days; and


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                    1.2.27.3  Otherwise  acceptable to Lender in its  reasonable sole discretion.

               1.2.28 "Event of Default" - see Section 12 hereof.

               1.2.29 "Exposed Payments" - Payments received by Lender from an Account Debtor which has become subject to a bankruptcy proceeding, to the extent such payments cleared said Account Debtor's deposit account within ninety days of the commencement of said bankruptcy case.

               1.2.30 "GAAP" - means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and pronouncements of the Financial Accounting Standards Board (or any successor authority) that are applicable as of the date of determination.

               1.2.31 "Guarantors" - all individuals and entities now or hereafter guaranteeing the Obligations.

               1.2.32 "Interest Rate" - The greater of (i) 5% percent per annum in excess of the Prime Rate or (ii) 9.5% per annum. Any change in the Interest Rate shall be effective as of the date of any change in the Prime Rate.

               1.2.33 "Key Employees" - William M. Hawkins III.

               1.2.34 "Lender" - See Preamble.


               1.2.35 "Loan Documents" - this Agreement, together with any documents, instruments and agreements, executed and/or delivered in connection herewith, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               1.2.36 "Loan Fee" - 1.5% of the Maximum Amount.

               1.2.37 "Maximum Amount" - $10,000,000.

               1.2.38 "Minimum Quarterly Income" - $300,000.

               1.2.39  "Misdirected  Payment Fee" - the greater of (i) $2,000 or
(ii) 3% of any payment described in Section 3.2.2.7 hereof.

               1.2.40 "Missed Payoff Fee" - (a) 2% of the unpaid balance of the Obligations of Borrower on the Termination Date, if Borrower pays Lender the unpaid balance of the Obligations in full between one and five Business Days after the Termination Date, (b) 3% of the unpaid balance of the Obligations of Borrower on the Termination Date, if Borrower pays Lender the unpaid balance of the Obligations in full between six and ten Business Days after the Termination Date; and (c) 5% of the unpaid balance of the Obligations of Borrower on the


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Termination  Date, if Borrower pays Lender the unpaid balance of the Obligations in full more than 10 Business Days after the Termination Date.

               1.2.41 "Missing Notation Fee" - the greater of (i) $2,000 or (ii) 3% of the Net Face Amount.


               1.2.42 "Monetary Collateral" - cash, checks or other proceeds of Collateral in tangible form.

               1.2.43 "Net Face Amount" - with respect to an Account, the gross face amount of such Account less all trade discounts or other deductions and claims to which the Account Debtor is contractually entitled.

               1.2.44 "Obligated Party" - any entity obligated with respect to any Collateral.

               1.2.45 "Obligations" - all present and future obligations owing by Borrower to Lender whether or not for the payment of money, whether direct or indirect, absolute or contingent, joint or several, whether arising before, during or after the commencement of any Bankruptcy Case in which Borrower is a debtor.

               1.2.46 "Obligors" - Borrower and all Guarantors.

               1.2.47 "Prime Rate" - The prime rate as reflected in the Wall Street Journal from time to time. If the prime rate is reflected as a range, than the Prime Rate as used herein shall be the highest amount in said range.

               1.2.48 "Subordinating Creditor" - any creditor of the Borrower which has executed a Subordination Agreement.

               1.2.49 "Subordination  Agreement" - a subordination  agreement in
form  and  substance  acceptable  to  Lender  whereby   Subordinating   Creditor
subordinates in favor of Lender obligations owed to it by Borrower.

               1.2.50 "Term" - one year from the date hereof, or if this Agreement is extended pursuant to Section 17.2 hereof, one year from the date of such extension.

               1.2.51 "Termination Date" - the earlier of (i) the Contractual Termination Date or (ii) the date on which Lender elects to terminate this Agreement pursuant to the terms herein.

               1.2.52 "UCC" - The Uniform Commercial Code in effect in the Chosen State at the date on which a determination thereunder is to be made.

               1.2.53 "Unused Line Fee" - 0.5% percent per annum of the Average Unused Portion of the Maximum Amount.


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               1.2.54 "Value of Eligible Inventory" - As determined by Lender in good faith, the lower of (a) cost, computed on a first-in-first-out basis in accordance with GAAP, or (b) market value.

     2 Credit Facilities.

         2.1 Advances. Subject to the terms and conditions of this Agreement, from the date on which this Agreement becomes effective until the Termination
Date:

               2.1.1 Lender, shall, from time to time, at the request of Borrower, make advances ("Advances") to Borrower, less any Availability Reserves, so long as, before and after such Advance, the Obligations do not exceed the Allowable Amount.

               2.1.2 Lender may, in its discretion, from time to time, upon not less than five (5) days prior notice to Borrower, reduce the Borrowing Base to the extent that Lender determines in good faith that:

                    2.1.2.1 The  dilution  with  respect to the Accounts for any period (based on the ratio of (a) the aggregate amount of reductions in Accounts other than as a result of payments in cash to (b) the aggregate amount of total sales) has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels;

                    2.1.2.2 The general  creditworthiness of Account Debtors has declined, or

                    2.1.2.3 The number of days of the turnover of the  Inventory for any period has changed in any material respect, or (a) the liquidation value of the Eligible Inventory, or any category thereof, has decreased, or (b) the nature and quality of the Inventory has deteriorated.

     2.2 General Provisions.

               2.2.1 Borrowing Base Certificate. Each request from Borrower for a Credit Accommodation shall be accompanied by a Borrowing Base Certificate in the form attached hereto as Exhibit A, completed and signed by Borrower.

               2.2.2 Crediting Borrower's Account. All Credit Accommodations by Lender may be made by deposits or transfers to any demand deposit account of Borrower.

               2.2.3 Authorization for Credit Accommodations. Subject to the terms and conditions of this Agreement, Lender is authorized to make Credit
Accommodations:

                    2.2.3.1 Upon  telephonic,  facsimile  or other  instructions received from any of Borrower's representatives listed on Exhibit B hereto, as such schedule may be amended from time to time upon five (5) days notice to Lender; or


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                    2.2.3.2   At   the   sole   discretion   of   Lender,    and
               notwithstanding  any  other  provision  in  this  Agreement,   if
               necessary to meet any Obligations, including but not limited to any interest not paid when due.

         2.3 Limitations on Credit Accommodations. Notwithstanding anything to the contrary contained herein, Lender shall not be obligated to make a Credit Accommodation if, before or as a result thereof, the Obligations shall exceed the Allowable Amount.

     3 Payments by Borrower.

         3.1 In General.

               3.1.1 Place of Payments. All payments hereunder shall be made by Borrower to Lender at Lender's address set forth herein or at such other place as Lender may designate in writing.

               3.1.2 ACH Debits. In order to satisfy any of the Obligations, Lender is hereby authorized by Borrower to initiate electronic debit entries through the ACH or other electronic payment system to any account maintained by Borrower. At the Lender's request, Borrower shall execute and deliver to Lender an authorization agreement for ACH debits.

         3.2 Interest and Fees.

               3.2.1 Interest.

                    3.2.1.1 Basic  Interest.  Subject to Section 3.2.1.3 hereof, interest on the Balance Subject to Interest shall be payable monthly, in arrears, shall be computed at the Interest Rate, and shall be due on the first (1st) day of each month following the accrual thereof. Lender is authorized to debit Borrower's loan account on the first business day of each month for interest accrued hereunder during the preceding month.

                    3.2.1.2 Minimum  Quarterly  Income.  Any amount by which the interest and fees (other than Loan Fees) earned in any quarter (prorated for partial periods) is less than the Minimum Quarterly Income, to be paid on the first day of the following quarter.

                    3.2.1.3 Default Interest. Immediately upon the occurrence of an Event of  Default,  interest  shall be charged on the  Balance
               Subject to Interest computed at the Default Rate. Lender's failure to assess interest at the Default Rate as provided hereunder shall not be deemed a waiver by Lender to charge such Default Rate.

                    3.2.1.4  Calculation  of  Interest.   All  interest  charged
               hereunder shall be computed on the basis of a three hundred sixty
               (360) day year for the actual number of days elapsed.


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                    3.2.1.5  Application of Collections.  Lender shall,  for the purpose of the computation of interest due hereunder, add the Clearance Days to any payments, which is acknowledged by the parties to constitute an integral aspect of the pricing of Lender's facility to Borrower, and shall apply irrespective of the characterization of whether receipts are owned by Borrower or Lender. Should any check or item of payment not be honored when presented for payment, then Borrower shall be deemed not to have
               made  such   payment,   and   interest   shall  be   recalculated
               accordingly.

               3.2.2 Fees.

                    3.2.2.1 Audit Fee.  Borrower shall immediately pay to Lender an Audit Fee, in addition to Lender's related out-of-pocket expenses, in connection with each audit Lender performs or causes to be performed hereunder.

                    3.2.2.2 Collateral Management Fee. Borrower shall pay the Collateral Management Fee to Lender monthly, in arrears, on the first (1st) day of each month following the accrual thereof.

                    3.2.2.3 Loan Fee.  Borrower shall pay the Loan Fee to Lender on the date hereof, and on each Anniversary Date on which (a) any portion of the Obligation is outstanding and (b) this Agreement has not been terminated, which amounts shall be debited to Borrower's loan account. Any portion not paid when due shall accrue interest at the applicable interest rate set forth herein.

                    3.2.2.4 Default Waiver Fee. Borrower shall pay the Default Waiver Fee to Lender, immediately upon the waiver by Lender of any Event of Default hereunder, so long as the waiver was done at the Borrower's request.

                    3.2.2.5 Early  Termination Fee.  Borrower shall promptly pay to Lender the Early Termination Fee if Borrower terminates this Agreement, becomes subject to a Bankruptcy proceeding, or repays the Obligations (whether by acceleration or otherwise) prior to the next Contractual Termination Date.

                    3.2.2.6 Account  Management Fee. The Account Management Fee,
               on the first day of each month until the last to occur of (i) payment in full of all Obligations, and (ii) termination of this Agreement.

                    3.2.2.7 Misdirected Payment Fee. Borrower shall pay the Misdirected Payment Fee to Lender, promptly on its accrual, on the amount of any payment on an Account, which has been received by Borrower and not delivered in kind by Borrower to Lender within three (3) Business Days of receipt thereof.


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                    3.2.2.8  Missed  Payoff Fee.  Borrower  shall pay the Missed
               Payoff Fee to Lender promptly upon its accrual.

                    3.2.2.9 Missing Notation Fee. Borrower shall promptly pay to
               Lender the Missing Notation Fee on any invoice that is sent by Borrower to an Account Debtor that does not contain the notice as required by Section 6.1 hereof.

                    3.2.2.10 Unused Line Fee. Borrower shall pay the Unused Line
               Fee to Lender on the first (1st) day of each month during the term of this Agreement.

     4 Grant of Security Interest.

         4.1 To secure the performance of the Obligations, Borrower grants to the Lender a security interest in the Collateral, and all proceeds and products thereof.

         4.2 Notwithstanding anything to the contrary herein, upon Borrower's request and so long as Borrower is not in default under this Agreement at the time of such request, Lender agrees to subordinate its security interest in any trademarks, patents, copyrights, trade secrets and other intellectual property to the security interest granted by Borrower to any other secured party; provided, that such other party executes an intercreditor agreement with Lender in the form attached hereto as Exhibit C or such other form as shall be reasonably agreed upon between Lender and such other secured party.

     5 Authorization to File Financing Statements.

         5.1 The Borrower irrevocably authorizes the Lender to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that:

               5.1.1 Indicate the Collateral as all assets of the Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or as being of an equal or lesser scope or with greater detail;

               5.1.2 Contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Borrower is an organization, the type of organization, and any organization identification number issued to the Borrower and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates; and

               5.1.3 Contain a notification that the Borrower has granted a negative pledge to the Lender, and that any subsequent lienor may be tortuously interfering with Lender's rights;

               5.1.4 Advises third parties that any notification of Borrower's Account Debtors will interfere with Lender's collection rights.


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               5.2  The  Borrower   agrees  to  furnish  any  of  the  foregoing
information to the Lender promptly upon request.

               5.3 The Borrower ratifies its authorization for the Lender to have filed any like initial financing statements or amendments thereto if filed prior to the date hereof.

               5.4 The Lender may add any supplemental language to any such financing statement as Lender may determine to be necessary or helpful in acquiring or preserving rights against third parties.

               5.5 At Borrower's request, Lender will provide Borrower with copies of the financing statements filed by Lender against Borrower.

     6 Collection and Administration of Accounts.

               6.1 Collection. Lender may notify Borrower's customers that that the underlying Account has been assigned to Lender and that payment thereof is to be made to the order of Lender and sent directly to Lender.

               6.2 Lender's Powers. Borrower hereby authorizes Lender, at Borrower's sole expense, to exercise at any time in Lender's discretion all or any of the following powers, which powers are irrevocable until all of the Obligations have been paid in full:

                    6.2.1 Receive, take, endorse,  assign,  deliver,  accept and deposit, in the name of Lender or Borrower, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof;

                    6.2.2 Pay any sums necessary to discharge any lien or encumbrance that is senior to Lender's security interest in the Collateral, which sums shall be included as Obligations hereunder.

         6.3 Release. Borrower hereby releases and exculpates Lender, its officers, employees, agents, designees, attorneys, and accountants from any liability arising from any acts under this Agreement or in furtherance thereof, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for gross negligence or willful misconduct. In no event shall Lender have any liability to Borrower for lost profits or other special or consequential damages.

     7 Representations and Warranties by Borrower. All Accounts listed on any report provided by Borrower to Lender will be:

         7.1 Bona fide existing obligations created by the sale and delivery of goods or the rendition of services in the ordinary course of Borrower's business;

         7.2 To Borrower's knowledge, unconditionally owed and will be paid to Lender without defenses, disputes, offsets, counterclaims, or rights of return or cancellation;

               7.3 Not sales to any entity that is affiliated with Seller or in any way not an "arms length" transaction.

     8 Conditions Precedent to All Advances. Subject to the other terms and conditions contained herein, Lender's obligation to make any Credit Accommodation available to Borrower is subject to the satisfaction of, or waiver of, immediately prior to or concurrently with the making of such Credit Accommodation, the following conditions precedent:

         8.1 Representations and Warranties. The representations and warranties contained in the Loan Documents shall be true and correct in all respects on and as of the date of such Credit Accommodation.

         8.2 No Event of Default. No Event of Default or event that with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date of such Credit Accommodation.

         8.3 Payment of All Fees. Borrower shall have paid to Lender all accrued and unpaid fees and other amounts due and payable hereunder and pursuant to the terms hereof.

         8.4 Lender's Priority Interest. Lender shall have a first priority security interest in the Collateral.

     9 Authorization to Lender. The Borrower irrevocably authorizes Lender to take any and all appropriate action and to execute any and all documents and instruments, in the name of Borrower, that may be necessary or desirable to accomplish the purposes of this Agreement including the filing on behalf of Borrower with such governmental authorities as are appropriate such documents (including, without limitation, applications, certificates, and tax returns) as may be required for purposes of having Borrower qualified to transact business in a particular state or geographic location.

     10 Affirmative Covenants. Until full payment of the Obligations and termination of this Agreement, Borrower shall:

         10.1 Promptly advise Lender, in writing, of the assertion of any Claim by an Account Debtor.

         10.2 Financial Statements, Reports and Certifications. Furnish to Lender, in form and substance satisfactory to Lender:

               10.2.1 Annual Financial Statements. As soon as possible after the end of each fiscal year of Borrower, and in any event within 90 days thereafter:

                    10.2.1.1 A complete copy of Borrower's financial statements, including but not limited to (a) the management  letter,  if any,
               (b) the balance sheet as of the close of the fiscal year, and (c) the income statement for such year, together with a statement of cash flows, audited by a firm of independent certified public accountants of recognized standing and acceptable to Lender, and

                    10.2.1.2 A statement certified by the chief financial officer of Borrower that Borrower is in compliance with all the terms, conditions, covenants and warranties of this Agreement.


               10.2.2 Other Financial Statements. No later than 20 days after the close of each month (an "Accounting Period"):

                    10.2.2.1 Borrower's balance sheet as of the close of such Accounting Period and its income statement for that portion of the then current fiscal year through the end of such Accounting Period certified by Borrower's chief financial officer as being complete, correct, and fairly representing its financial condition and results of operations;

                    10.2.2.2 Borrower's accounts receivable and accounts payable agings as of the end of such Accounting Period, as well as its month end inventory report, and an accounts receivable collection report in a form satisfactory to Lender, certified by Borrower's chief financial officer as being complete, correct; and

                    10.2.2.3 Borrower's weekly sell-through  report.

               10.2.3 Tax Returns. Copies of each of Borrower's:

                    10.2.3.1 Federal income tax returns, and any amendments thereto, within 10 days of the filing thereof with the Internal Revenue Service; and

                    10.2.3.2 Federal payroll tax returns within ten (10) days of filing, together with proof, satisfactory to Lender, which all taxes have been paid.

               10.2.4 Inventory Reports. A listing of all Borrower's Inventory, based upon a physical count taken by Borrower every 3 months and whenever requested by Lender.

         10.3 Inspections.

               10.3.1 During usual business hours, permit Lender, without notice to Borrower, to periodically:

                    10.3.1.1 have access to all premises where Collateral is located for the purposes of inspecting (and removing, if after the occurrence of an Event of Default) any of the Collateral; and

                    10.3.1.2  to  inspect,  audit,  make  copies  of,  and  make
               extracts  from  Borrower's   records  as  Lender  may  reasonably
               request.

               10.3.2 Without expense to Lender, Lender may use any of Borrower's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises as are reasonably necessary for the collection of accounts and realization on other Collateral.

         10.4 Indemnification. Indemnify and hold Lender harmless from any and all liability with respect to any stamp or other taxes (other than transfer or income taxes) which may be determined to be payable in connection with the execution of the Loan Documents or any action of Lender with respect to the Collateral, including, without limitation, the transfer of the Collateral to Lender's name or that of Lender's nominee or any purchaser at a foreclosure sale.

         10.5 Enforcement of Judgments. Reimburse Lender for all costs and expenses, including reasonable attorneys' fees, which Lender incurs in enforcing any judgment rendered in connection with this Agreement. This provision is severable from all other provisions hereof and shall survive, and not be deemed merged into, such judgment.

         10.6 Taxes and Expenses Regarding Borrower's Assets.

               10.6.1 Make timely payment or deposit of all taxes, assessments or contributions required of Borrower. If Borrower fails to make any such payment or deposit or furnish proof of such payment immediately upon Lender's request, Lender may, in its sole discretion and without notice to Borrower:

                    10.6.1.1 make payment of the same or any part thereof; or

                    10.6.1.2 Set up such  reserves  against the  Obligations  as
               Lender deems necessary to satisfy the liability therefore, or both.

               10.6.2 Lender may conclusively rely on statements of the amount owing or other official statements issued by the appropriate governmental agency. Any payment made by Lender shall constitute neither:

                    10.6.2.1 an agreement by Lender to make similar  payments in the future; nor

                    10.6.2.2 A waiver by Lender of any default under the Loan Documents. Lender need not inquire into, nor contest the validity of, any expense, tax, security interest, encumbrance or lien, and the receipt of the usual official notice requiring the payment thereof shall be conclusive evidence that the same was validly due and owing.

               10.7 Change in Name. Give Lender written notice immediately upon forming an intention to change its name, state of organization or form of business organization.

               10.8 Maintenance of Insurance. The Borrower will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Borrower will not be deemed a co-insurer under applicable insurance laws, regulations, and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Lender. In addition, all such insurance shall be payable to the Lender under a Lender Loss Payable Endorsement. Without limiting the foregoing, the Borrower will:

               10.8.1 Keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverage and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property;

               10.8.2  Maintain  all  such  workers'   compensation  or  similar
insurance as may be required by law;

               10.8.3 Maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death, or property damage occurring, on, in or about the properties of the Borrower; business interruption insurance; and product liability insurance.

         10.9 Before sending any invoice to an Account Debtor, Borrower shall mark same with a notice of assignment as may be required by Lender.

         10.10 Notwithstanding that Borrower has agreed to pay the Misdirected Payment Fee, Borrower shall pay to Lender on the next banking day following the date of receipt by Borrower the amount of any proceeds of Accounts received by Borrower.

     11 Negative Covenants. Borrower will not:

         11.1 Modify Account Obligations. After an Event of Default, (i) grant any extension of time for payment of any Accounts, (ii) compromise or settle any Accounts for less than the full amount thereof, (iii) release in whole or in part any Account Debtor; or (iv) grant any credits, discounts, allowances, deductions, return authorizations, or the like with respect to any Accounts.

         11.2 Negative Pledge. Hereafter grant any lien upon the Collateral except in favor of Lender.

     12 Events of Default. Each of the following events or conditions shall constitute an "Event of Default":

         12.1 Borrower fails to pay any of the Obligations when they become due, whether at maturity, upon acceleration, or otherwise;

         12.2 Borrower fails to cure the breach of any Obligation other than a payment obligation within five Business Days after notice thereof is sent by Lender to Borrower;

         12.3 Borrower is in default with respect to any present or future agreement with Lender;

         12.4 The Obligations at any time exceed the Allowable Amount;


         12.5 An order for relief is entered against any Obligor by any United States Bankruptcy Court; or any Obligor does not generally pay its debts as they become due (within the meaning of 11 U.S.C. 303(h) as at any time amended, or any successor statute thereto); or any Obligor makes an assignment for the benefit of creditors; or any Obligor applies for or consents to the appointment of a custodian, receiver, trustee, or similar officer for it or for all or any substantial part of its assets, or such custodian, receiver, trustee, or similar officer is appointed without the application or consent of any Obligor; or any Obligor institutes (by petition, application, answer, consent, or otherwise) any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application, or otherwise) against any Obligor; or any judgment, writ, warrant of attachment, execution, or similar process shall be issued or levied against a substantial portion of the property of any Obligor;

         12.6 An adverse change occurs with respect to the financial condition or operations of Borrower which results in a material impairment of the prospect of repayment of the Obligations;

         12.7 A sale, hypothecation or other disposition is made of fifty percent (50%) or more of the beneficial interest in any class of voting stock of Borrower;

         12.8 Any Guarantor defaults in the performance of its obligations to Lender or shall notify Lender of its intention to rescind, modify, terminate or revoke its guaranty or it shall cease to be in full force and effect for any reason whatever;

         12.9 Any Subordinating Creditor fails to perform or observe any of such Subordinating Creditor's obligations under any Subordination Agreement, or notifies Lender of the Subordinating Creditor's intention to rescind, modify, terminate or revoke the Subordination Agreement with respect to future transactions, or the Subordination Agreement ceases to be in full force and effect for nay reason whatsoever;

         12.10 Any of the Key Employees fails to devote one hundred (100%) percent of their efforts in furtherance of the business affairs of Borrower for any one month, or ceases to be employed by Borrower in the capacity that such employee held as of the date of this Agreement;


         12.11 Any provision of this Agreement or any of the Loan Documents ceases, for any reason, to be valid and binding on Borrower.

     13 Remedies.

         13.1 Upon the occurrence of any Event of Default, and until such time as all Obligations are repaid, all Obligations shall accrue interest at the Default Rate and Lender may:

               13.1.1 Declare this Agreement and all of Lender's obligations hereunder terminated;

               13.1.2 Declare all Obligations to be immediately due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Lender.

               13.1.3 Take or bring, in the name of Lender or Borrower, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of or other realization upon any Collateral;

               13.1.4 Change the address for delivery of Borrower's mail to Lender and to receive and open mail addressed to Borrower; 13.1.5 Extend the time of payment of, compromise, or settle for cash, credit, return of merchandise, any and all Monetary Collateral and discharge or release any Obligated Party without affecting any of the Obligations;

               13.1.6 Execute, file and serve, in its own name or in the name of Borrower, mechanics lien or similar notices, or claims under any payment or performance bond for the benefit of Borrower.

         13.2 BORROWER WAIVES ANY REQUIREMENT THAT LENDER INFORM BORROWER BY AFFIRMATIVE ACT OR OTHERWISE OF ANY ACCELERATION OF BORROWER'S OBLIGATIONS HEREUNDER. FURTHER, LENDER'S FAILURE TO CHARGE OR ACCRUE INTEREST OR FEES AT ANY "DEFAULT" OR "PAST DUE" RATE SHALL NOT BE DEEMED A WAIVER BY LENDER OF ITS CLAIM THERETO.


     14 Standards for Exercising Remedies.

         14.1 To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Borrower acknowledges and agrees that it is not commercially unreasonable for the Lender:

         14.2 to not incur expenses to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition;

         14.3 to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of;

         14.4 to fail to exercise collection remedies against Account Debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral;

         14.5 to exercise collection remedies against Account Debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists;

         14.6 to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature;

         14.7 to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature;

         14.8 to dispose of Collateral by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets;

         14.9 to dispose of assets in wholesale rather than retail markets;

         14.10 to disclaim all disposition warranties; or

         14.11 to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral.

         14.12 Borrower acknowledges that the purpose of this Section 14 is to provide non-exhaustive indications of what actions or omissions by the Lender would not be commercially unreasonable in the Lender's exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained herein shall be construed to grant any rights to the Borrower or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 14.


     15 Proceeds and Expenses of Dispositions. Borrower shall pay to the Lender on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving, or enforcing the Lender's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine, notwithstanding contrary instructions received by Lender from the Borrower or any other third party.

     16 Attorneys Fees and Expenses. Borrower agrees to reimburse Lender on demand for:

         16.1 The actual amount of all costs and expenses, including attorneys' fees, which Lender has incurred or may incur in:

               16.1.1 Negotiating, preparing, or administering this Agreement and any documents prepared in connection herewith;

               16.1.2 Any way arising out of this Agreement;

               16.1.3 Protecting, preserving or enforcing any lien, security interest or other right granted by Borrower to Lender or arising under applicable law, whether or not suit is brought, including but not limited to the defense of any Avoidance Claims;

         16.2 The actual costs, including photocopying (which, if performed by Lender's employees, shall be at the rate of $.10/page), travel, and attorneys' fees and expenses incurred in complying with any subpoena or other legal process attendant to any litigation in which Borrower is a party;

         16.3 The actual amount of all costs and expenses, including attorneys' fees, which Lender may incur in enforcing this Agreement and any documents prepared in connection herewith, or in connection with any federal or state insolvency proceeding commenced by or against Borrower, including those (i) arising out the automatic stay, (ii) seeking dismissal or conversion of the bankruptcy proceeding or (ii) opposing confirmation of Borrower's plan thereunder.

     17 Termination.

         17.1 This Agreement shall become effective upon the execution and delivery hereof by Borrower and Lender and shall continue in full force and effect for the Term.


         17.2 This Agreement shall be automatically extended for successive Terms unless either party has advised the other of their intention to have this Agreement terminate on the next Contractual Termination Date, so long as such notice is in writing and is received at least sixty days prior to such date.

         17.3 Upon the Termination Date, the unpaid balance of the Obligations shall be due and payable without demand or notice.

         17.4 Exposed Payments.

               17.4.1 Upon termination of this Agreement, Borrower shall pay to Lender (or Lender may retain), to hold in a non-segregated non-interest bearing account the amount of all Exposed Payments (the "Preference Reserve").

               17.4.2 Lender may charge the Preference Reserve with the amount of any Exposed Payments which Lender pays to the bankruptcy estate of the Account Debtor which made the Exposed Payment, on account of a claim asserted under Section 547 of the Bankruptcy Code.

               17.4.3 Lender shall refund to Borrower from time to time that balance of the Preference Reserve for which a claim under Section 547 of the Bankruptcy Code can no longer be asserted due to the passage of the statute of limitations, settlement with the bankruptcy estate of the Account Debtor or otherwise.

     18 Revocation of Borrower's Right to Sell Inventory Free and Clear of Lender's Security Interest. Lender may, upon the occurrence of an Event of Default, revoke Borrower's right to sell Inventory free and clear of Lender's security interest therein.

     19 No Lien Termination without Release. In recognition of the Lender's right to have its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Borrower, Lender shall not be required to record any terminations or satisfactions of any of Lender's liens on the Collateral unless and until Borrower and all Guarantors has executed and delivered to Lender a general release in the form of Exhibit D hereto. Borrower understands that this provision constitutes a waiver of its rights under ss.9-513 of the UCC.

     20 Account Stated. Lender shall render to Borrower a statement setting forth the transactions arising hereunder. Each statement shall be considered correct and binding upon Borrower, absent manifest error, as an account stated, except to the extent that Lender receives, within thirty (30) days after the mailing of such statement, written notice from Borrower of any specific exceptions by Borrower to that statement.

     21 Retention of Records. Lender shall retain any documents, schedules, invoices or other papers delivered by Borrower only for such period as Lender, at its sole discretion, may determine necessary, after which time Lender may destroy such records without notice to or consent from Borrower.

     22 Notices to Third Parties. Lender shall have the right at any time to give any Guarantor or Subordinating Creditor notice of any fact or event relating to this Agreement, as Lender may deem necessary or desirable in Lender's sole discretion, including, without limitation, Borrower's financial condition. Borrower shall provide to each Guarantor and Subordinating Creditor a copy of each notice, statement or report required to be given to Lender hereunder.

     23 Information to Participants. Lender may furnish any financial or other information concerning Borrower, or any of its subsidiaries, heretofore or hereafter provided by Borrower to Lender, pursuant to this Agreement or otherwise, to any prospective or actual purchaser of any participation or other interest in any loans made by Lender to Borrower (whether under this Agreement or otherwise), or to any prospective purchaser of any securities issued or to be issued by Lender.

     24 Entire Agreement. No promises of any kind have been made by Lender or any third party to induce Borrower to execute this Agreement. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms of this Agreement.

     25 Notice.

         25.1 All notices required to be given to any party shall be deemed given upon the first to occur of (i) transmittal by electronic means to a receiver under the control of such party; or (ii) actual receipt by such party or an employee or agent of such party.

         25.2 The addresses of the parties are as set forth below or as may otherwise be specified from time to time in a writing sent by one party to the other in accordance with the provisions hereof:

                                    BORROWER

Address:       200 Cardinal Way
               Redwood City, CA 94063
Attention:     Mr. William M. Hawkins, III
Fax Number:    650-385-3177


                                     LENDER

Address:       1500 Broadway
               New York, NY 10036
Attention:     Mr. Martin Silver
Fax Number:    212-806-5199

         25.3 Counterparts. This Agreement may be signed in any number of counterparts, each of whom shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by facsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

     26 Amendment and Waiver. Only a writing signed by all parties hereto may amend this Agreement. No failure or delay in exercising any right hereunder shall impair any such right that Lender may have, nor shall any waiver by Lender hereunder be deemed a waiver of any default or breach subsequently occurring. Lender's rights and remedies herein are cumulative and not exclusive of each other or of any rights or remedies that Lender would otherwise have.


     27  Governing  Law.  This  Agreement  and  all  transactions   contemplated
hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of the Chosen State.

     28 Venue. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if Lender so elects, be instituted in any court sitting in the

Chosen State, in the city in which Lender's chief executive office is located, or if none, any court sitting in the Chosen State (the "Acceptable Forums"). Borrower agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Borrower waives any right to oppose any motion or application made by Lender to transfer such proceeding to an Acceptable Forum.

     29 Jury Trial Waiver. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR
(B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     30 Service Of Process. Borrower agrees that Lender may effect service of process upon Borrower by regular mail at the address set forth in this Agreement, or at the option of Lender if Borrower is a Registered Organization, by service upon Borrower's agent for the service of process.

     31 Assignment. Lender may assign its rights and delegate its duties hereunder to any affiliate of Lender. Upon such assignment, Borrower shall be deemed to have attorned to such assignee and shall owe the same obligations to such assignee and shall accept performance hereunder by such assignee as if such assignee were Lender.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:                         The 3DO Company, a California corporation

                                  By:      /s/ William M. Hawkins, III
                                      ----------------------------------------
                                  Name:    William M. Hawkins, III
                                        --------------------------------------
                                  Title:   Chief Executive Officer
                                         -------------------------------------

LENDER:                          IIG Capital LLC, as agent for the IIG Trade
                                 Opportunities Fund, N.V.


                                 By:      /s/ Martin Silver
                                     ----------------------------------------
                                 Name:     Martin Silver
                                       --------------------------------------
                                 Title:   Managing Partner
                                        -------------------------------------

                                    EXHIBIT A

                           BORROWING BASE CERTIFICATE

                                    EXHIBIT B

                       LIST OF BORROWER'S REPRESENTATIVES



David Wittenkamp

John Kemmerer

Jamie Cook

William M. Hawkins

                                    EXHIBIT C

                          COLLATERAL SHARING AGREEMENT

     This AGREEMENT, dated as of _________________ between _, (the "Earlier Creditor"), and _ (the "Later Creditor").

                                    RECITALS

     A. The Debtor is indebted to the Earlier Creditor and shall incur new obligations to the Earlier Creditor, direct and indirect, absolute and contingent (the "Earlier Creditor Obligations"), secured by present and future assets of the Debtor (the "Collateral").

     B. The Later Creditor has agreed to extend financial accommodations to the Debtor secured by the Later Creditor Collateral on the condition that its security interest therein is senior to that of the Earlier Creditor.

     C. The Creditors are executing this Agreement to adjust their lien priorities with respect to the Later Creditor Collateral.

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Creditors hereby agree as follows:

                                    AGREEMENT

1. Definitions and Index to Definitions.

     1.1. The following terms shall the meanings set forth below:

          1.1.1. "Chosen State" - _

          1.1.2. "Collateral" - see Recital A.

          1.1.3. "Creditors" - the Earlier Creditor and the Later Creditor.

          1.1.4. "Debtor" - _.

          1.1.5. "Earlier Creditor" - see Preamble.

          1.1.6. "Earlier Creditor Obligations" - see Recital A.

          1.1.7. "Later Creditor" - see Preamble.

          1.1.8. "Later Creditor Collateral" - the Debtor's present and future patents, copyrights and trademarks.

          1.1.9. "Later Creditor Obligations" - obligations of the Debtor to the Later Creditor secured directly or indirectly by the Later Creditor Collateral.

          1.1.10. "Later Creditor Security Interest" - any security interest of Later Creditor in the Later Creditor Collateral.

          1.1.11. "Obligations Limit" - $_.

          1.1.12. "Retained Collateral" - The Collateral other than the Later Creditor Collateral.

          1.1.13. "Termination Event" - either:

               1.1.13.1.   The  Later   Creditor   Security   Interest   becomes
unperfected;

               1.1.13.2. Default by Later Creditor under any agreement between Later Creditor and Earlier Creditor, whether or not waived by Earlier Creditor or cured by Later Creditor; or

               1.1.13.3. The Later Creditor Obligations exceeds the Obligations Limit.

     1.2. All capitalized terms used but not defined herein shall have the meaning as set forth in the Uniform Commercial Code then in effect.

2. Priority.

     So long as no Termination Event has occurred, and notwithstanding the terms or provisions of any agreement or arrangement which either Creditor may now or hereafter have with the Debtor or any rule of law and irrespective of the time, order or method or attachment or perfection of any security interest or the recordation or other filing in any public record of any financing statement, any perfected Later Creditor Security Interest shall be senior to the security interest of the Earlier Creditor in the Later Creditor Collateral.

3. Enforcement of Security Interest.

     3.1. The Later Creditor shall have no right to take any action with respect to any of the Retained Collateral, whether by judicial or non-judicial foreclosure, notification to the Debtor's account debtors, or otherwise, unless and until all Earlier Creditor Obligations have been fully and indefensibly paid, and the Earlier Creditor has terminated the perfection of its security interests therein.

     3.2. Any proceeds of the Retained Collateral, or proceeds thereof (whether or not identifiable), received by the Later Creditor shall be paid to the Earlier Creditor, for the account of the Debtor, on demand.

     3.3. The Earlier Creditor shall have no right to take any action with respect to the Later Creditor Collateral whether by judicial or non-judicial foreclosure, notification to the Debtor's account debtors, or otherwise, unless and until all Later Creditor Obligations have been fully and indefeasibly paid, and the Later Creditor has terminated the perfection of its security interests therein.

     3.4. Any proceeds of the Later Creditor Collateral, or proceeds thereof (whether or not identifiable), received by the Earlier Creditor shall be paid to the Later Creditor, for the account of the Debtor, on demand.

4. Inducement.

     This Agreement is entered into as a specific inducement to the Later Creditor to provide credit accommodations to the Debtor.

5. Waiver of Marshaling.

     The Later Creditor irrevocably waives any right to compel the Earlier Creditor to marshal assets of the Debtor, whether such rights arise under California Civil Code ss.ss. 2899 and 3433 or otherwise.

6. Applicable Law.

     This Agreement shall be governed by the law of the Chosen State.

7. Benefits Of This Agreement.

     This Agreement is solely for the benefit of and shall bind the Creditors and their respective successors and assigns and no other entity shall have any right, benefit, priority, or interest hereunder.

8. Modification.

     This Agreement shall be subject to modification only in writing, signed by the Creditors.

9. Term.

     This Agreement shall continue so long as both Creditors have a perfected security interest in the Collateral.

10. Enforcement.

     In the event that either party finds it necessary to retain counsel in connection with the interpretation, defense, or enforcement of this agreement, the prevailing party shall recover its reasonable attorney's fees and expenses from the unsuccessful party. It shall be presumed (subject to rebuttal only by the introduction of competent evidence to the contrary) that the amount recoverable is the amount billed to the prevailing party by its counsel and that such amount will be reasonable if based on the billing rates charged to the prevailing party by its counsel in similar matters.

11. Notice.

     11.1. All notices shall be deemed given upon the first to occur of (i) deposit thereof in a receptacle under the control of the United States Postal Service, (ii) transmittal by electronic means to a receiver under the control of such party with electronic acknowledgement that such transmission was received; or (iii) delivery to a nationally recognized overnight delivery service, properly addressed and prepaid.

     11.2. For the purposes hereof, notices hereunder shall be sent to the following addresses, or to such other address as may have been advised by the recipient to the sender.

                                EARLIER CREDITOR

Address:
         -----------------------------------------------------
Officer:
         -----------------------------------------------------
Fax Number:
            --------------------------------------------------

                                 LATER CREDITOR

Address:
         -----------------------------------------------------
Officer:
         -----------------------------------------------------
Fax Number:
            --------------------------------------------------


12. Waiver.

     Later Creditor waives any rights it may have to claim that the enforceability of this agreement may be affected by any subsequent modification, release, extension, or other change, material or otherwise, in the Earlier Creditor Obligations or the Collateral.

13. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

EARLIER CREDITOR:

         By:
             -------------------------------------------------
         Name:
               -----------------------------------------------
         Title:
                  --------------------------------------------

LATER CREDITOR:

         By:
             -------------------------------------------------
         Name:
               -----------------------------------------------
         Title:
                  --------------------------------------------

Later Creditor:

         By:
             -------------------------------------------------
         Name:
               -----------------------------------------------
         Title:
                  --------------------------------------------

                                    EXHIBIT D

                                 GENERAL RELEASE

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the undersigned and each of them (collectively "Releasor") hereby forever releases, discharges and acquits IIG Capital LLC, as agent for the IIG Trade Opportunities Fund, N.V. ("Releasee"), its parent, directors, shareholders, agents and employees, of and from any and all claims of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore existing, now existing or hereafter arising, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, to the extent that they arise out of or are in way connected to or are related to that certain Loan and Security Agreement dated March 19, 2003.

     Releasor agrees that the matters released herein are not limited to matters which are known or disclosed.

     Releasor acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and it acknowledges that this Release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Releasee from any such unknown Claims.

     Acceptance of this Release shall not be deemed or construed as an admission of liability by any party released.

     Releasor acknowledges that either (a) it has had advice of counsel of its own choosing in negotiations for and the preparation of this release, or (b) it has knowingly determined that such advise is not needed.


DATED:
       -------

Individual Releasor:
                                   ---------------------------------------------
                                       [Name of individual], individually

Entity Releasor:
                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------